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                                                                    EXHIBIT 10.1

                         INFOSYS TECHNOLOGIES LIMITED

                            1998 STOCK OPTION PLAN

     1.   Purposes of the Plan.  The purposes of this Plan are to attract and
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retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business through the grant of Options.

     2.   Definitions.  As used herein, the following definitions shall apply:
          -----------

          (a) "Administrator" means the Board or any of its Committees as shall
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be administering the Plan in accordance with Section 4 hereof.

          (b) "Applicable Laws" means the legal requirements relating to stock
               ---------------
option plans, including, without limitation, the tax, securities or corporate laws of India, any stock exchange or quotation on which the ADSs are listed or quoted, or the applicable laws of any other country or jurisdiction where Options are, or will be, granted under the Plan.

          (c) "ADR" shall mean an American Depositary Receipt evidencing
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American Depositary Share(s) corresponding to Share(s).

          (d) "ADS" shall mean an American Depositary Share corresponding to
               ---
Share(s).

          (e) "Board" means the Board of Directors of the Company.
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          (f) "Code" means the United States Internal Revenue Code of 1986, as
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amended.

          (g) "Committee" means a committee of Directors appointed by the Board
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in accordance with Section 4 hereof.

          (h) "Company" means Infosys Technologies Limited, a company
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incorporated under the laws of India.

          (i) "Consultant" means any person who is engaged by the Company or any
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Parent or Subsidiary to render consulting or advisory services to such entity.

          (j)  "Director" means a member of the Board.
                --------

          (k)  "Disability" means total and permanent disability as defined in
                ----------
Section 22(e)(3) of the Code.
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          (l) "Employee" means any person, including officers and Directors,
               --------
employed by the Company or any Parent or Subsidiary of the Company. An Employee shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (m) "Fair Market Value"  means the value for one ADS, as reported on
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any established stock exchange or market system, on the day of determination.

          (n) "Incentive Stock Option" means an Option intended to qualify as an
               ----------------------
incentive stock option within the meaning of Section 422 of the Code.

          (o) "Nonstatutory Stock Option" means an Option not intended to
               -------------------------
qualify as an Incentive Stock Option.

          (p) "Option" means a stock option granted pursuant to the Plan.
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          (q) "Option Agreement" means a written or electronic agreement between
               ----------------
the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (r) "Optioned Stock" means the ADSs subject to an Option.
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          (s) "Optionee" means the holder of an outstanding Option granted under
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the Plan.

          (t) "Parent" means a "parent corporation," whether now or hereafter
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existing, as defined in Section 424(e) of the Code.

          (u) "Plan" means this 1998 Stock Option Plan.
               ----

          (v) "Share" means an Equity Share of the Company, as adjusted in
               -----
accordance with Section 11 of the Plan.

          (w) "Subsidiary" means a "subsidiary corporation," whether now or
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hereafter existing, as defined in Section 424(f) of the Code.

     3.   Stock Subject to the Plan.  Subject to the provisions of Section 11 of
          -------------------------
the Plan, the maximum aggregate number of Shares which may be subject to option and sold under the Plan (in the form of ADSs) is 800,000 Shares. The Shares may be authorized but unissued, or reacquired.

          If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale

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under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan upon exercise of an Option, shall not be returned to the Plan and shall not become available for future distribution under the Plan.

     4.   Administration of the Plan.
          --------------------------

          (a) Administrator.  The Plan shall be administered by the Board or a
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Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws.

          (b) Powers of the Administrator.  Subject to the provisions of the
              ---------------------------
Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

              (i)    to determine Fair Market Value;

              (ii) to select the Employees to whom Options may from time to time be granted hereunder;

              (iii) to determine the number of ADSs to be covered by each such Option granted hereunder;

              (iv)   to approve forms of agreement for use under the Plan;

              (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder;

              (vi) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(e) instead of ADSs;

              (vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws; and

              (viii) to construe and interpret the terms of the Plan and Options granted pursuant to the Plan.

          (c) Effect of Administrator's Decision.  All decisions, determinations
              ----------------------------------
and interpretations of the Administrator shall be final and binding on all Optionees.

     5.   Eligibility.
          -----------

          (a) Options may be granted only to Employees.

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          (b) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.

          (c) Neither the Plan nor any Option shall confer upon any Optionee any right with respect to continuing the Optionee's relationship as an Employee with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate such relationship at any time, with or without cause.

          (d) The following limitations shall apply to grants of Options:

              (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than [400,000] ADSs.

              (ii) In connection with his or her initial service, an Employee may be granted Options to purchase up to an additional [400,000] ADSs which shall not count against the limit set forth in subsection (i) above.

              (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 11.

              (iv) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 11), the canceled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

     6.   Term of Plan.  The Plan shall become effective upon its adoption by
          ------------
the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

     7.   Term of Option.  The term of each Option shall be stated in the Option
          --------------
Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof.

     8.   Option Exercise Price and Consideration.
          ---------------------------------------

          (a) The per ADS exercise price for the ADSs to be issued upon exercise of an Option shall be such price as is determined by the Administrator; provided, however, that in no case shall the per ADS exercise price of an Option be less than 90% of Fair Market Value on the date of grant. Notwithstanding the foregoing, Options may be granted with a per ADS exercise price of less than 90% of Fair Market Value pursuant to a merger or other corporate transaction.

          (b) The consideration to be paid for the ADSs to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator at the time of

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grant. Such consideration may consist of (1) cash, (2) check, (3) promissory note, (4) other ADSs which (x) in the case of ADSs acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the ADSs as to which such Option shall be exercised, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     9.   Exercise of Option.
          ------------------

          (a) Procedure for Exercise; Rights as a Shareholder. Any Option
              -----------------------------------------------
granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, the vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of an ADS.

              An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the ADSs with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. ADSs issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the ADSs are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the ADSs, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such ADSs promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the ADSs are issued, except as provided in
Section 11 of the Plan.

          (b) Termination of Relationship as an Employee.  If an Optionee ceases
              ------------------------------------------
to be an Employee, such Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares underlying the ADSs covered by the unvested portion of the Option shall again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares underlying the ADSs covered by such Option shall again become available for issuance under the Plan.

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          (c) Death or Disability of Optionee.  If an Optionee dies while an
              -------------------------------
Employee, or ceases to be an Employee as a result of the Optionee's disability, the vesting and exercisability of the Option shall accelerate in full and the Option may be exercised within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement) by the Optionee or Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares underlying the ADSs covered by such Option shall again become available for issuance under the Plan.

          (d) Buyout Provisions.  The Administrator may at any time offer to buy
              -----------------
out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     10.  Non-Transferability of Options.  The Options may not be sold, pledged,
          ------------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11.  Adjustments Upon Changes in Capitalization, Merger or Asset Sale.
          ----------------------------------------------------------------

          (a) Changes in Capitalization.  Subject to any required action by the
              -------------------------
shareholders of the Company, the number of ADSs covered by each outstanding Option, and the number of Shares (in the form of ADSs) which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per ADS covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of the ADSs subject to an Option.

          (b) Dissolution or Liquidation.  In the event of the proposed
              --------------------------
dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including ADSs as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company

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repurchase option applicable to any ADSs purchased upon exercise of an Option shall lapse as to all such ADSs, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

          (c) Merger or Asset Sale.  In the event of a merger of the Company
              --------------------
with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including ADSs as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each ADS subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of ADSs for each ADS held on the effective date of the transaction (and if the holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding ADSs); provided, however, that if such consideration received in the merger or sale of assets is not solely equity shares (or their equivalent) of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each ADS subject to the Option, to be solely equity shares (or their equivalent) of the successor corporation or its Parent equal in fair market value to the per ADS consideration received by holders of ADS in the merger or sale of assets.

     12.  Time of Granting Options.  The date of grant of an Option shall, for
          ------------------------
all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

     13.  Amendment and Termination of the Plan.
          -------------------------------------

          (a) Amendment and Termination.  The Board may at any time amend,
              -------------------------
alter, suspend or terminate the Plan.

          (b) Shareholder Approval.  The Board shall obtain shareholder approval
              --------------------
of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c) Effect of Amendment or Termination.  No amendment, alteration,
              ----------------------------------
suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise

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between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

     14.  Conditions Upon Issuance of ADSs.
          --------------------------------

          (a) Legal Compliance.  ADSs shall not be issued pursuant to the
              ----------------
exercise of an Option unless the exercise of such Option and the issuance and delivery of such ADSs shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) Investment Representations.  As a condition to the exercise of an
              --------------------------
Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the ADSs are being purchased only for investment and without any present intention to sell or distribute such ADSs if, in the opinion of counsel for the Company, such a representation is required.

     15.  Inability to Obtain Authority.  The inability of the Company to obtain
          -----------------------------
authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any ADSs hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     16.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     17.  Shareholder Approval.  The Plan shall be subject to approval by the
          --------------------
shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required by Applicable Laws.

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                                  APPENDIX A
                                  ----------

                         Rules for U.S. Option Grants
                         ----------------------------

     The following additional rules shall apply in the case of Option grants to U.S. residents.

     1.   $100,000 Rule Limitation.  Notwithstanding a designation of Options as
          ------------------------
an Incentive Stock Options, to the extent that the aggregate Fair Market Value of the ADSs with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds U.S. $100,000, such Options shall be treated as Nonstatutory Stock Options. For these purposes, Incentive Stock Options shall be taken into account in the order in which they were granted.
The Fair Market Value of the ADSs shall be determined as of the time the Option with respect to such ADSs is granted.

     2.   Term of Option.  Notwithstanding Section 7 of the Plan, in the case of
          --------------
an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

     3.   Option Exercise Price.
          ---------------------

          (a)  In the case of an Incentive Stock Option

               (i) granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per ADS on the date of grant.

               (ii) granted to any other Employee, the per ADS exercise price shall be no less than 100% of the Fair Market Value per ADS on the date of grant.

          (b) In the case of a Nonstatutory Stock Option, the per ADS exercise price shall be determined by the Administrator; provided, however, that in the case of an Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per ADS exercise price shall be no less than 100% of the Fair Market Value per ADS on the date of grant.

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